Exhibit 99.2

This Statement on Form 3 is filed by:  (i) AIF PB VII (LS AIV), L.P., (ii) AIF VII (AIV), L.P., (iii) AOP VII (EPE Intermediate), L.P., (iv) AP VII 892/TE (EPE AIV I), L.P., (v) AP VII 892/TE (EPE AIV II), L.P., (vi) AP VII 892/TE (EPE AIV III), L.P., (vii) AP VII 892/TE (EPE AIV IV), L.P., (viii) Apollo Investment Fund (PB) VII, L.P., (ix) ANRP (EPE AIV), L.P., (x) ANRP (EPE Intermediate), L.P., (xi) ANRP 892/TE (EPE AIV), L.P., (xii) EPE Domestic Co-Investors, L.P., (xiii) EPE Overseas Co-Investors (FC), L.P., (xiv) EPE 892 Co-Investors I, L.P., (xv) EPE 892 Co-Investors II, L.P., (xvi) EPE 892 Co-Investors III, L.P., (xvii) Apollo Management VII, L.P., (xviii) Apollo Commodities Management, L.P. with respect to Series I, (xix) Apollo Commodities Management GP, LLC, (xx) EPE Acquisition Holdings, LLC, (xxi) AIF VII Management, LLC, (xxii) Apollo Management, L.P., (xxiii) Apollo Management GP, LLC, (xxiv) Apollo Management Holdings, L.P., and (xxv) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  January 16, 2014

Issuer Name and Ticker or Trading Symbol:  EP Energy Corporation [EPE]

AIF PB VII (LS AIV), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VII (AIV), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AOP VII (EPE INTERMEDIATE), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP VII 892/TE (EPE AIV I), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP VII 892/TE (EPE AIV II), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP VII 892/TE (EPE AIV III), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP VII 892/TE (EPE AIV IV), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INVESTMENT FUND (PB) VII, L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

ANRP (EPE AIV), L.P.

By:	Apollo Commodities Management, L.P.
(with respect to Series I)
its manager

	By:	Apollo Commodities Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

ANRP (EPE INTERMEDIATE), L.P.

By:	Apollo Commodities Management, L.P.
(with respect to Series I)
its manager

	By:	Apollo Commodities Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

ANRP 892/TE (EPE AIV), L.P.

By:	Apollo Commodities Management, L.P.
(with respect to Series I)
its manager

	By:	Apollo Commodities Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

EPE DOMESTIC CO-INVESTORS, L.P.

By:	EPE Acquisition Holdings, LLC
its manager

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

EPE OVERSEAS CO-INVESTORS (FC), L.P.

By:	EPE Acquisition Holdings, LLC
its manager

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

EPE 892 CO-INVESTORS I, L.P.

By:	EPE Acquisition Holdings, LLC
its manager

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

EPE 892 CO-INVESTORS II, L.P.

By:	EPE Acquisition Holdings, LLC
its manager

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

EPE 892 CO-INVESTORS III, L.P.

By:	EPE Acquisition Holdings, LLC
its manager

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO COMMODITIES MANAGEMENT, L.P.
(with respect to Series I)

By:	Apollo Commodities Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO COMMODITIES MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

EPE ACQUISITION HOLDINGS, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President